Exhibit 99.1

INVESTOR CONTACT:	Donald J. MacLeod	FOR IMMEDIATE RELEASE:
	(716) 842-5138	January 19, 2017

MEDIA CONTACT:	C. Michael Zabel
(716) 842-5385

M&T BANK CORPORATION ANNOUNCES 2016 FOURTH QUARTER

AND FULL-YEAR RESULTS

BUFFALO, NEW YORK -- M&T Bank Corporation (“M&T”)(NYSE: MTB) today reported its results of operations for 2016.

GAAP Results of Operations.  Diluted earnings per common share measured in accordance with generally accepted accounting principles (“GAAP”) for the fourth quarter of 2016 were $1.98, up 20% from $1.65 in the year-earlier quarter.  GAAP-basis net income in the recent quarter aggregated $331 million, 22% higher than $271 million in the fourth quarter of 2015.  Diluted earnings per common share and GAAP-basis net income were $2.10 and $350 million, respectively, in the third quarter of 2016.  GAAP-basis net income for the final quarter of 2016 expressed as an annualized rate of return on average assets and average common shareholders' equity was 1.05% and 8.13%, respectively, compared with .93% and 7.22%, respectively, in the year-earlier quarter and 1.12% and 8.68%, respectively, in 2016’s third quarter.

In the fourth and third quarters of 2016, M&T sold its holdings of collateralized debt obligations in response to the provisions of the so-called “Volcker Rule” realizing pre-tax gains of $2 million and $28 million, respectively.  During the fourth quarter of 2016, M&T made a $30 million tax-deductible cash contribution to The M&T Charitable Foundation.  The after-tax impact of that contribution reduced the recent quarter’s net income by $18 million, or $.12 of diluted earnings per common share.

Commenting on M&T's financial performance, Darren J. King, Executive Vice President and Chief Financial Officer, noted, “We are pleased with the recent quarter’s results which were highlighted by an annualized 15% growth rate in M&T’s commercial loan portfolios and a 3 basis point widening of the net interest margin as compared with the third quarter.  Expenses remained well-controlled in the quarter.  Consistent with recent performance, net charge-offs as a percentage of loans were below M&T’s long-term average.”

- more -

2-2-2-2-2

M&T BANK CORPORATION

Earnings Highlights

				Change 4Q 2016 vs.
($ in millions, except per share data)	4Q16	4Q15	3Q16	4Q15	3Q16

Net income	$331	$271	$350	22%	-6%
Net income available to common shareholders - diluted	$308	$248	$327	24%	-6%
Diluted earnings per common share	$1.98	$1.65	$2.10	20%	-6%
Annualized return on average assets	1.05%	.93%	1.12%
Annualized return on average common equity	8.13%	7.22%	8.68%

For the year ended December 31, 2016, diluted earnings per common share were $7.78, up 8% from $7.18 in 2015.  GAAP-basis net income for 2016 aggregated $1.32 billion, 22% higher than $1.08 billion in 2015.  Expressed as a rate of return on average assets, GAAP-basis net income was 1.06% in each of 2016 and 2015 while the rate of return on average common shareholders’ equity was 8.16% in 2016 and 8.32% in 2015.

Supplemental Reporting of Non-GAAP Results of Operations.  M&T consistently provides supplemental reporting of its results on a “net operating” or “tangible” basis, from which M&T excludes the after-tax effect of amortization of core deposit and other intangible assets (and the related goodwill, core deposit intangible and other intangible asset balances, net of applicable deferred tax amounts) and expenses associated with merging acquired operations into M&T, since such items are considered by management to be “nonoperating” in nature.  The amounts of such “nonoperating” expenses are presented in the tables that accompany this release.  Although “net operating income” as defined by M&T is not a GAAP measure, M&T's management believes that this information helps investors understand the effect of acquisition activity in reported results.

Diluted net operating earnings per common share were $2.01 in the fourth quarter of 2016, compared with $2.09 in the year-earlier quarter and $2.13 in the third quarter of 2016.  Net operating income during the recent quarter was $336 million, compared with $338 million in the fourth quarter of 2015 and $356 million in 2016’s third quarter.  The combined impact of the securities transactions and the charitable contribution noted earlier increased net operating income in the third quarter and decreased such income in the fourth quarter of 2016 by $17 million, or $.11 per diluted common share.  Expressed as an annualized rate of return on average tangible assets and average tangible common shareholders' equity, net operating income was 1.10% and 11.93%, respectively, in the recent quarter, compared with 1.21% and 13.26%, respectively, in the fourth quarter of 2015 and 1.18% and 12.77%, respectively, in the third quarter of 2016.

For the year ended December 31, 2016, diluted net operating earnings per common share were $8.08, up 4% from $7.74 in 2015.  Net operating income in 2016 rose 18% to $1.36 billion from $1.16 billion in 2015.  Expressed as a rate of return on average tangible assets and average tangible common shareholders’ equity, net operating income was 1.14% and 12.25%, respectively, in 2016 and 1.18% and 13.00%, respectively, in 2015.

- more -

3-3-3-3-3

M&T BANK CORPORATION

Taxable-equivalent Net Interest Income.  Net interest income expressed on a taxable-equivalent basis totaled $883 million in the fourth quarter of 2016, up 9% from $813 million in the year-earlier quarter.  Contributing to that improvement was a 10% increase in average earning assets, which grew to $114.3 billion in the recent quarter from $103.6 billion in the fourth quarter of 2015.  The growth in earning assets was predominantly the result of higher average loans, which rose to $90.0 billion in the recent quarter, up $8.9 billion, or 11%, from the fourth quarter of 2015.  Partially offsetting the favorable impact of the asset growth was a 4 basis point narrowing of the net interest margin to 3.08% in the recent quarter from 3.12% in the fourth quarter of 2015.  The narrowing reflects higher rates paid on interest-bearing time deposits associated with the acquisition of Hudson City Bancorp, Inc. (“Hudson City”).  Taxable-equivalent net interest income in the recent quarter was 2% higher than $865 million in the third quarter of 2016.  The improvement resulted from a $1.4 billion increase in average earning assets, due to growth in average balances of investment securities and loans, and a 3 basis point widening of the net interest margin from 3.05% in the third quarter of 2016.  That widening reflects the impact of higher interest rates resulting from actions initiated in December by the Federal Reserve to increase its target federal funds rate.

Taxable-equivalent Net Interest Income

				Change 4Q 2016 vs.
($ in millions)	4Q16	4Q15	3Q16	4Q15	3Q16

Average earning assets	$114,254	$103,587	$112,864	10%	1%
Net interest income - taxable equivalent	$883	$813	$865	9%	2%
Net interest margin	3.08%	3.12%	3.05%

Provision for Credit Losses/Asset Quality.  The provision for credit losses was $62 million in the recent quarter, $58 million in the fourth quarter of 2015 and $47 million in 2016’s third quarter. Net charge-offs of loans were $49 million during the fourth quarter of 2016, compared with $36 million and $41 million in the fourth quarter of 2015 and third quarter of 2016, respectively.  Expressed as an annualized percentage of average loans outstanding, net charge-offs were .22% and .18% in the fourth quarters of 2016 and 2015, respectively, and .19% in the third quarter of 2016.  The provision for credit losses was $190 million for the year ended December 31, 2016, compared with $170 million in 2015.  Net loan charge-offs during 2016 and 2015 totaled $157 million and $134 million, respectively, or .18% and .19%, respectively, of average loans outstanding.

Loans classified as nonaccrual totaled $920 million, or 1.01% of total loans outstanding at December 31, 2016, compared with $799 million or .91% at December 31, 2015 and $837 million or .93% at September 30, 2016.  The higher level of nonaccrual loans at the recent quarter-end as compared with September 30, 2016 reflects higher commercial loans in this category and the normal migration of previously performing loans obtained in the acquisition of Hudson City that became past due over 90 days during the fourth quarter of 2016, and, as such, were not identifiable as purchased impaired as of the acquisition date.  Nonaccrual Hudson City-related

- more -

4-4-4-4-4

M&T BANK CORPORATION

residential real estate loans aggregated $190 million and $149 million at December 31 and September 30, 2016, respectively.  Following the acquisition accounting provisions of GAAP, Hudson City-related loans classified as nonaccrual were insignificant at December 31, 2015. Assets taken in foreclosure of defaulted loans totaled $139 million at December 31, 2016, compared with $195 million a year earlier and $160 million at September 30, 2016.

Allowance for Credit Losses.  M&T regularly performs detailed analyses of individual borrowers and portfolios for purposes of assessing the adequacy of the allowance for credit losses.  As a result of those analyses, the allowance for credit losses totaled $989 million at December 31, 2016, compared with $956 million at December 31, 2015 and $976 million at September 30, 2016.  The allowance represented 1.09% of loans outstanding at each of those dates.

Asset Quality Metrics

				Change 4Q 2016 vs.
($ in millions)	4Q16	4Q15	3Q16	4Q15	3Q16

At end of quarter
Nonaccrual loans	$920	$799	$837	15%	10%
Real estate and other foreclosed assets	$139	$195	$160	-29%	-13%
Total nonperforming assets	$1,059	$994	$997	7%	6%
Accruing loans past due 90 days or more (1)	$301	$317	$317	-5%	-5%
Nonaccrual loans as % of loans outstanding	1.01%	.91%	.93%

Allowance for credit losses	$989	$956	$976	3%	1%
Allowance for credit losses as % of loans outstanding	1.09%	1.09%	1.09%

For the period
Provision for credit losses	$62	$58	$47	7%	32%
Net charge-offs	$49	$36	$41	37%	19%
Net charge-offs as % of average loans (annualized)	.22%	.18%	.19%

(1)	Excludes loans acquired at a discount. Predominantly residential real estate loans.

Noninterest Income and Expense.  Noninterest income totaled $465 million in the recent quarter, compared with $448 million in the fourth quarter of 2015 and $491 million in the third quarter of 2016.  The recent quarter’s improvement as compared with the final 2015 quarter resulted largely from higher mortgage banking revenues and trust income.  As compared with the third quarter of 2016, lower gains on investment securities and declines in residential mortgage banking revenues and trading account and foreign exchange gains were the predominant factors for the recent quarter’s decline in noninterest income.

- more -

5-5-5-5-5

M&T BANK CORPORATION

Noninterest Income

				Change 4Q 2016 vs.
($ in millions)	4Q16	4Q15	3Q16	4Q15	3Q16

Mortgage banking revenues	$98	$88	$104	13%	-5%
Service charges on deposit accounts	105	106	108	-1%	-3%
Trust income	122	114	119	6%	3%
Brokerage services income	15	15	16	-2%	-4%
Trading account and foreign exchange gains	7	10	12	-23%	-40%
Gain (loss) on bank investment securities	2	—	28	—	—
Other revenues from operations	116	115	104	1%	11%
Total other income	$465	$448	$491	4%	-5%

Noninterest income totaled $1.83 billion in each of 2016 and 2015.  Higher gains on investment securities and trading account and foreign exchange activities in 2016 were offset by a $45 million gain in 2015 from the sale of M&T’s trade processing business.

Noninterest expense totaled $769 million in the fourth quarter of 2016, $786 million in the fourth quarter of 2015 and $752 million in the third quarter of 2016.  Included in such amounts are expenses considered to be nonoperating in nature consisting of amortization of core deposit and other intangible assets and merger-related expenses.  Exclusive of those expenses, noninterest operating expenses were $760 million in the recent quarter, $701 million in the fourth quarter of 2015 and $743 million in the third quarter of 2016. Significant factors for the higher level of operating expenses in the recent quarter as compared with the final quarter of 2015 were the $30 million contribution to The M&T Charitable Foundation and higher FDIC assessments.  The increase in operating expense from the third quarter of 2016 also resulted from the recent quarter’s charitable contribution that was partially offset by lower salaries and benefits and equipment and net occupancy costs.

Noninterest Expense

				Change 4Q 2016 vs.
($ in millions)	4Q16	4Q15	3Q16	4Q15	3Q16

Salaries and employee benefits	$393	$434	$400	-9%	-2%
Equipment and net occupancy	70	71	75	-1%	-7%
Outside data processing and software	44	45	43	-3%	3%
FDIC assessments	29	20	28	48%	2%
Advertising and marketing	21	18	22	18%	-4%
Printing, postage and supplies	9	11	9	-20%	-3%
Amortization of core deposit and other intangible assets	9	9	10	-5%	-7%
Other costs of operations	194	178	165	9%	17%
Total other expense	$769	$786	$752	-2%	2%

Memo: Merger-related expenses included in above	$—	$76	$—

For the year ended December 31, 2016, noninterest expense aggregated $3.05 billion, compared with $2.82 billion in 2015.  Noninterest operating expenses were $2.97 billion and $2.72 billion in 2016 and 2015,

- more -

6-6-6-6-6

M&T BANK CORPORATION

respectively.  Those increases reflect the full year impact of noninterest expenses associated with Hudson City that was acquired by M&T on November 1, 2015.

The efficiency ratio, or noninterest operating expenses divided by the sum of taxable-equivalent net interest income and noninterest income (exclusive of gains and losses from bank investment securities), measures the relationship of operating expenses to revenues.  M&T's efficiency ratio was 56.4% in the recent quarter, 55.5% in the year-earlier quarter and 55.9% in the third quarter of 2016.  The efficiency ratio for the full year 2016 was 56.1%, improved from 58.0% in 2015.

Balance Sheet.  M&T had total assets of $123.4 billion at December 31, 2016 , compared with $122.8 billion at December 31, 2015.  Investment securities totaled $16.3 billion at the end of 2016, up 4% from $15.7 billion at December 31, 2015.  Loans and leases, net of unearned discount, aggregated $90.9 billion at December 31, 2016, $3.4 billion or 4% above $87.5 billion a year earlier.  Total deposits also increased 4% to $95.5 billion at the recent year-end from $92.0 billion at December 31, 2015.

Total shareholders' equity rose 2% to $16.5 billion at December 31, 2016 from $16.2 billion a year earlier, representing 13.35% and 13.17%, respectively, of total assets.  Common shareholders' equity was $15.3 billion, or $97.64 per share, at December 31, 2016, compared with $14.9 billion, or $93.60 per share, at December 31, 2015.  Tangible equity per common share of $67.85 at December 31, 2016 was up 6% from $64.28 at December 31, 2015.  Common shareholders’ equity per share and tangible equity per common share were $97.47 and $67.42, respectively, at September 30, 2016.  In the calculation of tangible equity per common share, common shareholders' equity is reduced by the carrying values of goodwill and core deposit and other intangible assets, net of applicable deferred tax balances.  M&T estimates that the ratio of Common Equity   Tier 1 to risk-weighted assets under regulatory capital rules was approximately 10.96% at December 31, 2016.

In accordance with its 2016 capital plan, M&T repurchased 300,000 shares of its common stock during the recent quarter at an average cost per share of $124.45, for a total cost of $37 million.  During 2016, M&T repurchased a total of 5,607,595 shares of its common stock at an average cost per share of $114.37, for a total cost of $641 million.

Conference Call.  Investors will have an opportunity to listen to M&T's conference call to discuss fourth quarter and full-year financial results today at 11:00 a.m. Eastern Time.  Those wishing to participate in the call may dial (877)780-2276.  International participants, using any applicable international calling codes, may dial (973)582-2700.  Callers should reference M&T Bank Corporation or the conference ID #46296658.  The conference call will be webcast live through M&T's website at http://ir.mandtbank.com/events.cfm. A replay of the call will be available through Tuesday, January 24, 2017 by calling (800)585-8367, or (404)537-3406 for international participants, and by making reference to ID #46296658.  The event will also be archived and available by 7:00 p.m. today on M&T's website at http://ir.mandtbank.com/events.cfm.

- more -

7-7-7-7-7

M&T BANK CORPORATION

M&T is a financial holding company headquartered in Buffalo, New York.  M&T's principal banking subsidiary, M&T Bank, operates banking offices in New York, Maryland, New Jersey, Pennsylvania, Delaware, Connecticut, Virginia, West Virginia and the District of Columbia.  Trust-related services are provided by M&T's Wilmington Trust-affiliated companies and by M&T Bank.

Forward-Looking Statements.  This news release contains forward-looking statements that are based on current expectations, estimates and projections about M&T's business, management's beliefs and assumptions made by management.  These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors”) which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

Future Factors include changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; prepayment speeds, loan originations, credit losses and market values on loans, collateral securing loans, and other assets; sources of liquidity; common shares outstanding; common stock price volatility; fair value of and number of stock-based compensation awards to be issued in future periods; the impact of changes in market values on trust-related revenues; legislation affecting the financial services industry as a whole, and M&T and its subsidiaries individually or collectively, including tax legislation; regulatory supervision and oversight, including monetary policy and capital requirements; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or regulatory agencies; increasing price and product/service competition by competitors, including new entrants; rapid technological developments and changes; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; the mix of products/services; containing costs and expenses; governmental and public policy changes; protection and validity of intellectual property rights; reliance on large customers; technological, implementation and cost/financial risks in large, multi-year contracts; the outcome of pending and future litigation and governmental proceedings, including tax-related examinations and other matters; continued availability of financing; financial resources in the amounts, at the times and on the terms required to support M&T and its subsidiaries' future businesses; and material differences in the actual financial results of merger, acquisition and investment activities compared with M&T's initial expectations, including the full realization of anticipated cost savings and revenue enhancements.

These are representative of the Future Factors that could affect the outcome of the forward-looking statements.  In addition, such statements could be affected by general industry and market conditions and growth rates, general economic and political conditions, either nationally or in the states in which M&T and its subsidiaries do business, including interest rate and currency exchange rate fluctuations, changes and trends in the securities markets, and other Future Factors.

- more -

8-8-8-8-8

M&T BANK CORPORATION

Financial Highlights

	Three months ended			Year ended
	December 31			December 31
Amounts in thousands, except per share	2016	2015	Change	2016	2015	Change
Performance
Net income	$330,571	270,965	22%	$1,315,114	1,079,667	22%
Net income available to common shareholders	307,797	248,059	24%	1,223,481	987,724	24%

Per common share:
Basic earnings	$1.98	1.65	20%	$7.80	7.22	8%
Diluted earnings	1.98	1.65	20%	7.78	7.18	8%
Cash dividends	$.70	.70	—	$2.80	2.80	—

Common shares outstanding:
Average - diluted (1)	155,700	150,718	3%	157,304	137,533	14%
Period end (2)	156,213	159,600	-2%	156,213	159,600	-2%

Return on (annualized):
Average total assets	1.05%	.93%		1.06%	1.06%
Average common shareholders' equity	8.13%	7.22%		8.16%	8.32%
Taxable-equivalent net interest income	$883,147	813,401	9%	$3,496,849	2,867,050	22%

Yield on average earning assets	3.45%	3.48%		3.49%	3.50%
Cost of interest-bearing liabilities	.57%	.54%		.56%	.55%
Net interest spread	2.88%	2.94%		2.93%	2.95%
Contribution of interest-free funds	.20%	.18%		.18%	.19%
Net interest margin	3.08%	3.12%		3.11%	3.14%
Net charge-offs to average total net loans (annualized)	.22%	.18%		.18%	.19%

Net operating results (3)
Net operating income	$336,095	337,613	—	$1,362,692	1,156,637	18%
Diluted net operating earnings per common share	2.01	2.09	-4%	8.08	7.74	4%
Return on (annualized):
Average tangible assets	1.10%	1.21%		1.14%	1.18%
Average tangible common equity	11.93%	13.26%		12.25%	13.00%
Efficiency ratio	56.42%	55.53%		56.10%	57.98%

	At December 31
Loan quality	2016	2015	Change
Nonaccrual loans	$920,015	799,409	15%
Real estate and other foreclosed assets	139,206	195,085	-29%
Total nonperforming assets	$1,059,221	994,494	7%

Accruing loans past due 90 days or more (4)	$300,659	317,441	-5%

Government guaranteed loans included in totals above:
Nonaccrual loans	$40,610	47,052	-14%
Accruing loans past due 90 days or more	282,659	276,285	2%

Renegotiated loans	$190,374	182,865	4%

Accruing loans acquired at a discount past due 90 days or more (5)	$61,144	68,473	-11%

Purchased impaired loans (6):
Outstanding customer balance	$927,446	1,204,004	-23%
Carrying amount	578,032	768,329	-25%

Nonaccrual loans to total net loans	1.01%	.91%

Allowance for credit losses to total loans	1.09%	1.09%

(1)	Includes common stock equivalents.
(2)	Includes common stock issuable under deferred compensation plans.
(3)

Excludes amortization and balances related to goodwill and core deposit and other intangible assets and merger-related expenses which, except in the calculation of the efficiency ratio, are net of applicable income tax effects. Reconciliations of net income with net operating income appear on page 15.

(4)	Excludes loans acquired at a discount. Predominantly residential real estate loans.
(5)	Loans acquired at a discount that were recorded at fair value at acquisition date. This category does not include purchased impaired loans that are presented separately.
(6)	Accruing loans acquired at a discount that were impaired at acquisition date and recorded at fair value.

- more -

9-9-9-9-9

M&T BANK CORPORATION

Financial Highlights, Five Quarter Trend

	Three months ended
	December 31,	September 30,	June 30,	March 31,	December 31,
Amounts in thousands, except per share	2016	2016	2016	2016	2015
Performance
Net income	$330,571	349,984	336,031	298,528	270,965
Net income available to common shareholders	307,797	326,998	312,974	275,748	248,059
Per common share:
Basic earnings	$1.98	2.10	1.98	1.74	1.65
Diluted earnings	1.98	2.10	1.98	1.73	1.65
Cash dividends	$.70	.70	.70	.70	.70
Common shares outstanding:
Average - diluted (1)	155,700	156,026	158,341	159,181	150,718
Period end (2)	156,213	154,987	157,917	159,156	159,600
Return on (annualized):
Average total assets	1.05%	1.12%	1.09%	.97%	.93%
Average common shareholders' equity	8.13%	8.68%	8.38%	7.44%	7.22%
Taxable-equivalent net interest income	$883,147	865,065	870,341	878,296	813,401
Yield on average earning assets	3.45%	3.44%	3.51%	3.54%	3.48%
Cost of interest-bearing liabilities	.57%	.59%	.56%	.53%	.54%
Net interest spread	2.88%	2.85%	2.95%	3.01%	2.94%
Contribution of interest-free funds	.20%	.20%	.18%	.17%	.18%
Net interest margin	3.08%	3.05%	3.13%	3.18%	3.12%
Net charge-offs to average total net loans (annualized)	.22%	.19%	.11%	.19%	.18%
Net operating results (3)
Net operating income	$336,095	355,929	350,604	320,064	337,613
Diluted net operating earnings per common share	2.01	2.13	2.07	1.87	2.09
Return on (annualized):
Average tangible assets	1.10%	1.18%	1.18%	1.09%	1.21%
Average tangible common equity	11.93%	12.77%	12.68%	11.62%	13.26%
Efficiency ratio	56.42%	55.92%	55.06%	57.00%	55.53%

	December 31,	September 30,	June 30,	March 31,	December 31,
Loan quality	2016	2016	2016	2016	2015
Nonaccrual loans	$920,015	837,362	848,855	876,691	799,409
Real estate and other foreclosed assets	139,206	159,881	172,473	188,004	195,085
Total nonperforming assets	$1,059,221	997,243	1,021,328	1,064,695	994,494
Accruing loans past due 90 days or more (4)	$300,659	317,282	298,449	336,170	317,441
Government guaranteed loans included in totals above:
Nonaccrual loans	$40,610	47,130	52,486	49,688	47,052
Accruing loans past due 90 days or more	282,659	282,077	269,962	279,340	276,285
Renegotiated loans	$190,374	217,559	211,159	200,771	182,865
Accruing loans acquired at a discount past due 90 days or more (5)	$61,144	65,182	68,591	61,767	68,473
Purchased impaired loans (6):
Outstanding customer balance	$927,446	981,105	1,040,678	1,124,776	1,204,004
Carrying amount	578,032	616,991	662,059	715,874	768,329
Nonaccrual loans to total net loans	1.01%	.93%	.96%	1.00%	.91%
Allowance for credit losses to total loans	1.09%	1.09%	1.10%	1.10%	1.09%

(1)	Includes common stock equivalents.
(2)	Includes common stock issuable under deferred compensation plans.
(3)

Excludes amortization and balances related to goodwill and core deposit and other intangible assets and merger-related expenses which, except in the calculation of the efficiency ratio, are net of applicable income tax effects. Reconciliations of net income with net operating income appear on page 16.

(4)	Excludes loans acquired at a discount. Predominantly residential real estate loans.
(5)	Loans acquired at a discount that were recorded at fair value at acquisition date. This category does not include purchased impaired loans that are presented separately.
(6)	Accruing loans acquired at a discount that were impaired at acquisition date and recorded at fair value.

- more -

10-10-10-10-10

M&T BANK CORPORATION

Condensed Consolidated Statement of Income

	Three months ended			Year ended
	December 31			December 31
Dollars in thousands	2016	2015	Change	2016	2015	Change
Interest income	$982,901	902,377	9%	$3,895,871	3,170,844	23%
Interest expense	107,137	95,333	12	425,984	328,257	30
Net interest income	875,764	807,044	9	3,469,887	2,842,587	22
Provision for credit losses	62,000	58,000	7	190,000	170,000	12
Net interest income after provision for credit losses	813,764	749,044	9	3,279,887	2,672,587	23
Other income
Mortgage banking revenues	98,504	87,500	13	373,697	375,738	-1
Service charges on deposit accounts	104,890	105,748	-1	419,102	420,608	—
Trust income	122,003	114,564	6	472,184	470,640	—
Brokerage services income	15,233	15,546	-2	63,423	64,770	-2
Trading account and foreign exchange gains	7,692	9,938	-23	41,126	30,577	34
Gain (loss) on bank investment securities	1,566	(22)	—	30,314	(130)	—
Other revenues from operations	115,571	114,834	1	426,150	462,834	-8
Total other income	465,459	448,108	4	1,825,996	1,825,037	—
Other expense
Salaries and employee benefits	393,354	434,413	-9	1,623,600	1,549,530	5
Equipment and net occupancy	69,976	70,747	-1	295,141	272,539	8
Outside data processing and software	43,987	45,251	-3	172,389	164,133	5
FDIC assessments	28,991	19,562	48	105,045	52,113	102
Advertising and marketing	21,074	17,892	18	87,137	59,227	47
Printing, postage and supplies	8,681	10,905	-20	39,546	38,491	3
Amortization of core deposit and other intangible assets	9,089	9,576	-5	42,613	26,424	61
Other costs of operations	193,951	177,767	9	682,014	660,475	3
Total other expense	769,103	786,113	-2	3,047,485	2,822,932	8
Income before income taxes	510,120	411,039	24	2,058,398	1,674,692	23
Applicable income taxes	179,549	140,074	28	743,284	595,025	25
Net income	$330,571	270,965	22%	$1,315,114	1,079,667	22%

- more -

11-11-11-11-11

M&T BANK CORPORATION

Condensed Consolidated Statement of Income, Five Quarter Trend

	Three months ended
	December 31,	September 30,	June 30,	March 31,	December 31,
Dollars in thousands	2016	2016	2016	2016	2015
Interest income	$982,901	969,515	970,621	972,834	902,377
Interest expense	107,137	111,175	106,802	100,870	95,333
Net interest income	875,764	858,340	863,819	871,964	807,044
Provision for credit losses	62,000	47,000	32,000	49,000	58,000
Net interest income after provision for credit losses	813,764	811,340	831,819	822,964	749,044
Other income
Mortgage banking revenues	98,504	103,747	89,383	82,063	87,500
Service charges on deposit accounts	104,890	107,935	103,872	102,405	105,748
Trust income	122,003	118,654	120,450	111,077	114,564
Brokerage services income	15,233	15,914	16,272	16,004	15,546
Trading account and foreign exchange gains	7,692	12,754	13,222	7,458	9,938
Gain (loss) on bank investment securities	1,566	28,480	264	4	(22)
Other revenues from operations	115,571	103,866	104,791	101,922	114,834
Total other income	465,459	491,350	448,254	420,933	448,108
Other expense
Salaries and employee benefits	393,354	399,786	398,675	431,785	434,413
Equipment and net occupancy	69,976	75,263	75,724	74,178	70,747
Outside data processing and software	43,987	42,878	42,509	43,015	45,251
FDIC assessments	28,991	28,459	22,370	25,225	19,562
Advertising and marketing	21,074	21,996	22,613	21,454	17,892
Printing, postage and supplies	8,681	8,972	9,907	11,986	10,905
Amortization of core deposit and other intangible assets	9,089	9,787	11,418	12,319	9,576
Other costs of operations	193,951	165,251	166,679	156,133	177,767
Total other expense	769,103	752,392	749,895	776,095	786,113
Income before income taxes	510,120	550,298	530,178	467,802	411,039
Applicable income taxes	179,549	200,314	194,147	169,274	140,074
Net income	$330,571	349,984	336,031	298,528	270,965

- more -

12-12-12-12-12

M&T BANK CORPORATION

Condensed Consolidated Balance Sheet

	December 31
Dollars in thousands	2016	2015	Change
ASSETS
Cash and due from banks	$1,320,549	1,368,040	-3%
Interest-bearing deposits at banks	5,000,638	7,594,350	-34
Trading account assets	323,867	273,783	18
Investment securities	16,250,468	15,656,439	4
Loans and leases:
Commercial, financial, etc.	22,610,047	20,422,338	11
Real estate - commercial	33,506,394	29,197,311	15
Real estate - consumer	22,590,912	26,270,103	-14
Consumer	12,146,063	11,599,747	5
Total loans and leases, net of unearned discount	90,853,416	87,489,499	4
Less: allowance for credit losses	988,997	955,992	3
Net loans and leases	89,864,419	86,533,507	4
Goodwill	4,593,112	4,593,112	—
Core deposit and other intangible assets	97,655	140,268	-30
Other assets	5,998,498	6,628,385	-10
Total assets	$123,449,206	122,787,884	1%
LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$32,456,102	29,110,635	11%
Interest-bearing deposits	62,835,847	62,677,036	—
Deposits at Cayman Islands office	201,927	170,170	19
Total deposits	95,493,876	91,957,841	4
Short-term borrowings	163,442	2,132,182	-92
Accrued interest and other liabilities	1,811,431	1,870,714	-3
Long-term borrowings	9,493,835	10,653,858	-11
Total liabilities	106,962,584	106,614,595	—
Shareholders' equity:
Preferred	1,231,500	1,231,500	—
Common (1)	15,255,122	14,941,789	2
Total shareholders' equity	16,486,622	16,173,289	2
Total liabilities and shareholders' equity	$123,449,206	122,787,884	1%

(1)	Reflects accumulated other comprehensive loss, net of applicable income tax effect, of $294.6 million at December 31, 2016 and $251.6 million at December 31, 2015.

- more -

13-13-13-13-13

M&T BANK CORPORATION

Condensed Consolidated Balance Sheet, Five Quarter Trend

	December 31,	September 30,	June 30,	March 31,	December 31,
Dollars in thousands	2016	2016	2016	2016	2015
ASSETS
Cash and due from banks	$1,320,549	1,332,202	1,284,442	1,178,175	1,368,040
Interest-bearing deposits at banks	5,000,638	10,777,636	8,474,839	9,545,181	7,594,350
Trading account assets	323,867	488,588	506,131	467,987	273,783
Investment securities	16,250,468	14,733,574	14,963,084	15,467,320	15,656,439
Loans and leases:
Commercial, financial, etc.	22,610,047	21,917,163	21,469,242	21,226,577	20,422,338
Real estate - commercial	33,506,394	32,078,762	30,711,230	29,713,293	29,197,311
Real estate - consumer	22,590,912	23,584,420	24,530,249	25,299,638	26,270,103
Consumer	12,146,063	12,066,147	11,811,277	11,632,958	11,599,747
Total loans and leases, net of unearned discount	90,853,416	89,646,492	88,521,998	87,872,466	87,489,499
Less: allowance for credit losses	988,997	976,121	970,496	962,752	955,992
Net loans and leases	89,864,419	88,670,371	87,551,502	86,909,714	86,533,507
Goodwill	4,593,112	4,593,112	4,593,112	4,593,112	4,593,112
Core deposit and other intangible assets	97,655	106,744	116,531	127,949	140,268
Other assets	5,998,498	6,138,801	6,330,943	6,336,194	6,628,385
Total assets	$123,449,206	126,841,028	123,820,584	124,625,632	122,787,884
LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$32,456,102	33,127,627	30,700,066	29,709,218	29,110,635
Interest-bearing deposits	62,835,847	64,786,035	63,756,514	64,338,571	62,677,036
Deposits at Cayman Islands office	201,927	223,183	193,523	166,787	170,170
Total deposits	95,493,876	98,136,845	94,650,103	94,214,576	91,957,841
Short-term borrowings	163,442	213,846	407,123	1,766,826	2,132,182
Accrued interest and other liabilities	1,811,431	1,938,201	1,963,093	1,948,142	1,870,714
Long-term borrowings	9,493,835	10,211,160	10,328,751	10,341,035	10,653,858
Total liabilities	106,962,584	110,500,052	107,349,070	108,270,579	106,614,595
Shareholders' equity:
Preferred	1,231,500	1,231,500	1,231,500	1,231,500	1,231,500
Common (1)	15,255,122	15,109,476	15,240,014	15,123,553	14,941,789
Total shareholders' equity	16,486,622	16,340,976	16,471,514	16,355,053	16,173,289
Total liabilities and shareholders' equity	$123,449,206	126,841,028	123,820,584	124,625,632	122,787,884

(1)

Reflects accumulated other comprehensive loss, net of applicable income tax effect, of $294.6 million at December 31, 2016, $114.6 million at September 30, 2016, $101.0 million at June 30, 2016, $150.2 million at March 31, 2016 and $251.6 million at December 31, 2015.

- more -

14-14-14-14-14

M&T BANK CORPORATION

Condensed Consolidated Average Balance Sheet and Annualized Taxable-equivalent Rates

	Three months ended						Change in balance		Year ended
	December 31,		December 31,		September 30,		December 31, 2016 from		December 31				Change
Dollars in millions	2016		2015		2016		December 31,	September 30,	2016		2015		in
	Balance	Rate	Balance	Rate	Balance	Rate	2015	2016	Balance	Rate	Balance	Rate	balance
ASSETS
Interest-bearing deposits at banks	$8,790	.54%	6,622	.30%	9,681	.51%	33%	-9%	$8,846	.51%	5,775	.26%	53%
Federal funds sold	—	—	1	.54	—	—	-100	—	—	—	34	.10	-100
Trading account assets	70	2.05	68	1.88	90	1.52	3	-22	85	1.71	86	1.44	-2
Investment securities	15,417	2.28	15,786	2.55	14,361	2.38	-2	7	15,009	2.44	14,456	2.62	4
Loans and leases, net of unearned discount
Commercial, financial, etc.	21,936	3.47	20,221	3.23	21,480	3.44	8	2	21,397	3.44	19,899	3.21	8
Real estate - commercial	32,822	4.01	28,973	4.11	31,252	4.00	13	5	30,915	4.06	28,276	4.16	9
Real estate - consumer	23,096	3.88	20,369	4.01	24,058	3.92	13	-4	24,463	3.92	11,458	4.09	114
Consumer	12,123	4.53	11,547	4.44	11,942	4.55	5	2	11,841	4.54	11,203	4.46	6
Total loans and leases, net	89,977	3.93	81,110	3.92	88,732	3.93	11	1	88,616	3.96	70,836	3.95	25
Total earning assets	114,254	3.45	103,587	3.48	112,864	3.44	10	1	112,556	3.49	91,187	3.50	23
Goodwill	4,593		4,218		4,593		9	—	4,593		3,694		24
Core deposit and other intangible assets	102		101		112		—	-9	117		45		163
Other assets	6,785		7,146		7,156		-5	-5	7,074		6,854		3
Total assets	$125,734		115,052		124,725		9%	1%	$124,340		101,780		22%

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing deposits
Savings and interest-checking deposits	$54,055	.20	47,305	.11	52,516	.18	14%	3%	$52,194	.17	43,885	.11	19%
Time deposits	10,936	.86	9,686	.65	12,334	.90	13	-11	12,253	.84	4,641	.58	164
Deposits at Cayman Islands office	206	.42	224	.30	220	.37	-8	-6	199	.40	216	.28	-8
Total interest-bearing deposits	65,197	.31	57,215	.21	65,070	.32	14	—	64,646	.30	48,742	.15	33
Short-term borrowings	200	.30	1,615	.39	231	.29	-88	-14	894	.41	548	.31	63
Long-term borrowings	9,901	2.26	10,748	2.36	10,287	2.28	-8	-4	10,252	2.25	10,217	2.47	—
Total interest-bearing liabilities	75,298	.57	69,578	.54	75,588	.59	8	—	75,792	.56	59,507	.55	27
Noninterest-bearing deposits	31,717		28,443		30,782		12	3	30,160		27,324		10
Other liabilities	2,046		2,024		2,008		1	2	1,969		1,721		14
Total liabilities	109,061		100,045		108,378		9	1	107,921		88,552		22
Shareholders' equity	16,673		15,007		16,347		11	2	16,419		13,228		24
Total liabilities and shareholders' equity	$125,734		115,052		124,725		9%	1%	$124,340		101,780		22%

Net interest spread		2.88		2.94		2.85				2.93		2.95
Contribution of interest-free funds		.20		.18		.20				.18		.19
Net interest margin		3.08%		3.12%		3.05%				3.11%		3.14%

- more -

15-15-15-15-15

M&T BANK CORPORATION

Reconciliation of GAAP to Non-GAAP Measures

	Three months ended		Year ended
	December 31		December 31
	2016	2015	2016	2015
Income statement data
In thousands, except per share
Net income
Net income	$330,571	270,965	1,315,114	1,079,667
Amortization of core deposit and other intangible assets (1)	5,524	5,828	25,893	16,150
Merger-related expenses (1)	—	60,820	21,685	60,820
Net operating income	$336,095	337,613	1,362,692	1,156,637

Earnings per common share
Diluted earnings per common share	$1.98	1.65	7.78	7.18
Amortization of core deposit and other intangible assets (1)	.03	.04	.16	.12
Merger-related expenses (1)	—	.40	.14	.44
Diluted net operating earnings per common share	$2.01	2.09	8.08	7.74

Other expense
Other expense	$769,103	786,113	3,047,485	2,822,932
Amortization of core deposit and other intangible assets	(9,089)	(9,576)	(42,613)	(26,424)
Merger-related expenses	—	(75,976)	(35,755)	(75,976)
Noninterest operating expense	$760,014	700,561	2,969,117	2,720,532

Merger-related expenses
Salaries and employee benefits	$—	51,287	5,334	51,287
Equipment and net occupancy	—	3	1,278	3
Outside data processing and software	—	785	1,067	785
Advertising and marketing	—	79	10,522	79
Printing, postage and supplies	—	504	1,482	504
Other costs of operations	—	23,318	16,072	23,318
Other expense	—	75,976	35,755	75,976
Provision for credit losses	—	21,000	—	21,000
Total	$—	96,976	35,755	96,976

Efficiency ratio
Noninterest operating expense (numerator)	$760,014	700,561	2,969,117	2,720,532
Taxable-equivalent net interest income	883,147	813,401	3,496,849	2,867,050
Other income	465,459	448,108	1,825,996	1,825,037
Less: Gain (loss) on bank investment securities	1,566	(22)	30,314	(130)
Denominator	$1,347,040	1,261,531	5,292,531	4,692,217
Efficiency ratio	56.42%	55.53%	56.10%	57.98%

Balance sheet data
In millions
Average assets
Average assets	$125,734	115,052	124,340	101,780
Goodwill	(4,593)	(4,218)	(4,593)	(3,694)
Core deposit and other intangible assets	(102)	(101)	(117)	(45)
Deferred taxes	40	39	46	16
Average tangible assets	$121,079	110,772	119,676	98,057
Average common equity
Average total equity	$16,673	15,007	16,419	13,228
Preferred stock	(1,492)	(1,232)	(1,297)	(1,232)
Average common equity	15,181	13,775	15,122	11,996
Goodwill	(4,593)	(4,218)	(4,593)	(3,694)
Core deposit and other intangible assets	(102)	(101)	(117)	(45)
Deferred taxes	40	39	46	16
Average tangible common equity	$10,526	9,495	10,458	8,273

At end of quarter
Total assets
Total assets	$123,449	122,788
Goodwill	(4,593)	(4,593)
Core deposit and other intangible assets	(98)	(140)
Deferred taxes	39	54
Total tangible assets	$118,797	118,109
Total common equity
Total equity	$16,487	16,173
Preferred stock	(1,232)	(1,232)
Undeclared dividends - cumulative preferred stock	(3)	(2)
Common equity, net of undeclared cumulative preferred dividends	15,252	14,939
Goodwill	(4,593)	(4,593)
Core deposit and other intangible assets	(98)	(140)
Deferred taxes	39	54
Total tangible common equity	$10,600	10,260

(1)	After any related tax effect.

- more -

16-16-16-16-16

M&T BANK CORPORATION

Reconciliation of Quarterly GAAP to Non-GAAP Measures, Five Quarter Trend

	Three months ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2016	2016	2016	2016	2015
Income statement data
In thousands, except per share
Net income
Net income	$330,571	349,984	336,031	298,528	270,965
Amortization of core deposit and other intangible assets (1)	5,524	5,945	6,936	7,488	5,828
Merger-related expenses (1)	—	—	7,637	14,048	60,820
Net operating income	$336,095	355,929	350,604	320,064	337,613

Earnings per common share
Diluted earnings per common share	$1.98	2.10	1.98	1.73	1.65
Amortization of core deposit and other intangible assets (1)	.03	.03	.04	.05	.04
Merger-related expenses (1)	—	—	.05	.09	.40
Diluted net operating earnings per common share	$2.01	2.13	2.07	1.87	2.09

Other expense
Other expense	$769,103	752,392	749,895	776,095	786,113
Amortization of core deposit and other intangible assets	(9,089)	(9,787)	(11,418)	(12,319)	(9,576)
Merger-related expenses	—	—	(12,593)	(23,162)	(75,976)
Noninterest operating expense	$760,014	742,605	725,884	740,614	700,561

Merger-related expenses
Salaries and employee benefits	$—	—	60	5,274	51,287
Equipment and net occupancy	—	—	339	939	3
Outside data processing and software	—	—	352	715	785
Advertising and marketing	—	—	6,327	4,195	79
Printing, postage and supplies	—	—	545	937	504
Other costs of operations	—	—	4,970	11,102	23,318
Other expense	—	—	12,593	23,162	75,976
Provision for credit losses	—	—	—	—	21,000
Total	$—	—	12,593	23,162	96,976

Efficiency ratio
Noninterest operating expense (numerator)	$760,014	742,605	725,884	740,614	700,561
Taxable-equivalent net interest income	883,147	865,065	870,341	878,296	813,401
Other income	465,459	491,350	448,254	420,933	448,108
Less: Gain (loss) on bank investment securities	1,566	28,480	264	4	(22)
Denominator	$1,347,040	1,327,935	1,318,331	1,299,225	1,261,531
Efficiency ratio	56.42%	55.92%	55.06%	57.00%	55.53%

Balance sheet data
In millions
Average assets
Average assets	$125,734	124,725	123,706	123,252	115,052
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)	(4,218)
Core deposit and other intangible assets	(102)	(112)	(122)	(134)	(101)
Deferred taxes	40	44	48	52	39
Average tangible assets	$121,079	120,064	119,039	118,577	110,772
Average common equity
Average total equity	$16,673	16,347	16,377	16,279	15,007
Preferred stock	(1,492)	(1,232)	(1,232)	(1,232)	(1,232)
Average common equity	15,181	15,115	15,145	15,047	13,775
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)	(4,218)
Core deposit and other intangible assets	(102)	(112)	(122)	(134)	(101)
Deferred taxes	40	44	48	52	39
Average tangible common equity	$10,526	10,454	10,478	10,372	9,495

At end of quarter
Total assets
Total assets	$123,449	126,841	123,821	124,626	122,788
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(98)	(107)	(117)	(128)	(140)
Deferred taxes	39	42	46	50	54
Total tangible assets	$118,797	122,183	119,157	119,955	118,109
Total common equity
Total equity	$16,487	16,341	16,472	16,355	16,173
Preferred stock	(1,232)	(1,232)	(1,232)	(1,232)	(1,232)
Undeclared dividends - cumulative preferred stock	(3)	(3)	(3)	(3)	(2)
Common equity, net of undeclared cumulative preferred dividends	15,252	15,106	15,237	15,120	14,939
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(98)	(107)	(117)	(128)	(140)
Deferred taxes	39	42	46	50	54
Total tangible common equity	$10,600	10,448	10,573	10,449	10,260

(1)	After any related tax effect.

###